UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 3, 2010, (January 29, 2010)
iMEDIA INTERNATIONAL, INC.
(Exact name of Registrant as specified in charter)

Delaware	000-50159	56-2428786
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)
1721 21 st Street
Santa Monica, California 90404
(Address of principal executive offices)
Registrant’s telephone number, including area code: (310) 453-4499
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 1.01 Entry Into a Material Definitive Agreement	2
Item 2.03 Creation of a Direct Financial Obligation	2
Item 9.01 Financial Statements and Exhibits	2
EX-10.1
EX-10.2
EX-10.3

This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant’s management, as well as estimates and assumptions made by the Registrant’s management. When used in the Filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant’s industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.
SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry Into a Material Definitive Agreement.
On January 29, 2010, iMedia International, Inc. (the “Registrant”) entered into a financing agreement with an accredited investor, CH Trust, (the “Investor”), pursuant to which the Investor agreed to loan the Registrant $2,500,000 on or before March 12, 2010. The proceeds will be used for marketing, general and administrative expenses and working capital purposes, including but not limited to media distribution expenses, consulting, payroll, and sales costs. In addition, an interim financing agreement for $150,000 with an existing investor, Sawtooth Properties LLLP, has been completed to allow for immediate working capital until the larger financing of $2,500,000 is completed, on or before March 12, 2010. In addition to the terms of the short term financing agreement, Sawtooth Properties LLLP will receive warrants to purchase 100,000 shares of common stock in iMedia International at a conversion price of 50 cents each, or the trading price at the end of day of funding, whichever is less.
SECTION 2 — FINANCIAL INFORMATION
Item 2.03 Creation of a Direct Financial Obligation
On February 1, 2010, iMedia International, INC. (the “Registrant”) entered in to a financial obligation with Sawtooth Properties LLLP for $150,000 in debt, and warrants to purchase common stock in iMedia International, INC. at 50 cents per share, or the trading price of the end of day on the date of funding (February 2, 2010). The details of this agreement and obligation are reflected in exhibits 9.2 and 9.3 of this filing.
SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Document

10.1	Letter of Intent, dated as of January 29, 2010.

10.2	Loan Agreement, dated as of January 29, 2010.

10.3	Common Stock Purchase Warrant, dated as of February 2, 2010.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMEDIA INTERNATIONAL, INC.
By:	/s/ Henry Williamson
Henry Williamson
Chairman Chief Executive Officer Dated: February 3, 2010

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